July 25, 2013

BNY MELLON FUNDS TRUST

BNY Mellon U.S. Core Equity 130/30 Fund

Supplement to Prospectus

dated December 31, 2012

The Board of Trustees of BNY Mellon Funds Trust has approved the liquidation of BNY Mellon U.S. Core Equity 130/30 Fund (the "Fund"), a series of BNY Mellon Funds Trust, effective on or about August 29, 2013 (the "Liquidation Date").  Accordingly, effective on or about July 31, 2013 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation, in the case of Dreyfus-sponsored retirement plans, or BNY Mellon Wealth Management ("BNYM WM"), in the case of BNYM WM-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after August 15, 2013.  However, subsequent investments made by BNYM WM-sponsored Individual Retirement Accounts ("IRAs") and BNYM WM-sponsored retirement plans (collectively, "BNYM WM Retirement Plans") and Dreyfus-sponsored IRAs and Dreyfus-sponsored retirement plans (collectively, "Dreyfus Retirement Plans"), if any, pursuant to TeleTransfer or Automatic Asset Builder will be accepted after August 15, 2013.

The Fund may at any time sell some or all of its portfolio holdings to raise cash in advance of the Liquidation Date.  Moreover, the Fund no longer will seek to enter into short sales and may at any time seek to close out its existing short positions.  Accordingly, during such time, the Fund may not achieve its investment objective.  However, the Fund may, but is not required to, use exchange-traded derivatives, such as futures on the Standard & Poor's® 500 Composite Stock Price Index, the Fund's benchmark index, as a substitute for investing directly in stocks.

Fund shares held on the Liquidation Date in BNYM WM Retirement Plans will be reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client's trustee or other fiduciary, where required, within BNYM WM's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date.  Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. ("DLA").  These reallocations seek to avoid penalties that may be imposed on holders of BNYM WM Retirement Plans and Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.